UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

GENERATION ASIA I ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41239	98-1588665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(345) 814-5580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GAQ.U	The New York Stock Exchange
Class A ordinary shares	GAQ	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GAQWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “Company”), filed on January 24, 2022 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “IMTA”), dated January 19, 2022, with Continental Stock Transfer & Trust Company (“CST”), as trustee.

On July 13, 2023, the Company held an extraordinary general meeting of its shareholders (the “Meeting”). At the Meeting, the Company’s shareholders of record as of June 20, 2023 (the “Record Date”) approved an amendment (the “IMTA Amendment”) to the IMTA that extends the date by which the Company must consummate a business combination transaction from July 23, 2023 on a monthly basis up to July 23, 2024 (which is 30 months from the date of the Company’s initial public offering), by depositing into the trust account the lesser of (x) $125,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding at that time for each one-month extension, as described in more detail in the definitive proxy statement on Form DEF 14A as filed with the SEC on June 21, 2023. Following such approval by the Company’s shareholders, the Company and CST entered into the IMTA Amendment on July 14, 2023.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting on July 13, 2023, the Company’s shareholders approved by special resolutions the amendments to the Company’s Amended and Restated Memorandum and Articles of Association (collectively, the “Articles Amendments”), to do the following:

(a) (i) to extend the date by which the Company must consummate an initial business combination from July 23, 2023 to July 23, 2024, and (ii) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, or its affiliates or designees, must deposit into the trust account of the Company from $723,690 to an amount equal to the lesser of (x) $125,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding at that time for each one-month extension of the date by which the Company has to consummate an initial business combination;

(b) to provide that the Company may not enter into a Business Combination with any entity with principal business operations in Mainland China unless such entity (i) has no material interests in or exposure to any "variable interest entities" as that term is used in the Accounting Standards Codification, (ii) has not more than 50% of its revenue from Mainland China, and (iii) has its headquarters in Hong Kong or any other location outside of Mainland China;

(c) to provide that the Class B ordinary shares, par value $0.0001 per share, of the Company may be converted into Class A ordinary shares, par value $0.0001 per share, of the Company either at the time of the consummation of an initial business combination or at any earlier date at the option of the holder thereof; and

(d) to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-business combination activity prior to the consummation of an initial business combination from 90% of the Company’s members, as being entitled to do so, voting in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, to the minimum threshold required by the Companies Act (As Revised) of the Cayman Islands (being two-thirds of the Company’s members, as being entitled to do so, voting in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

The foregoing description is qualified in its entirety by reference to the Articles Amendments, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Notice of the special resolutions approving the Articles Amendments, together with a copy of (i) the special resolutions approving the Articles Amendments signed on July 17, 2023 and (ii) the Articles Amendments, were filed with the Registrar of Companies in the Cayman Islands by the registered office provider of the Company on July 18, 2023.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of at least one-third of the Company’s Ordinary Shares, which represents a quorum of the outstanding Ordinary Shares entitled to vote as of the Record Date, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s shareholders voted on the following proposals, each of which was approved:

(1)
The Extension Amendment Proposal: a proposal to amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association, (a) to extend the date by which the Company must consummate an initial business combination from July 23, 2023 to July 23, 2024, and (b) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, or its affiliates or designees, must deposit into the trust account of the Company from $723,690 to an amount equal to the lesser of (x) $125,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding at that time for each one-month extension of the date by which the Company has to consummate an initial business combination, which date may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to 12 times for an additional one month each time from July 23, 2023 until July 23, 2024 (which is a period of time ending 30 months from the consummation of the Company’s initial public offering), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial business combination within 18 months from the consummation of the initial public offering, pursuant to Article 49.9 of the Company’s Articles up to 9 times for an additional one month each time from October 23, 2023 until July 23, 2024, in each case, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
26,261,371	430,424	0

(2)
The Target Limitation Amendment Proposal: a proposal to amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association, to provide that the Company may not enter into a Business Combination with any entity with principal business operations in Mainland China unless such entity (a) has no material interests in or exposure to any "variable interest entities" as that term is used in the Accounting Standards Codification, (b) has not more than 50% of its revenue from Mainland China, and (c) has its headquarters in Hong Kong or any other location outside of Mainland China (the “Target Limitation Amendment Proposal”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
26,506,092	185,703	0

(3)
The Class B Conversion Amendment Proposal: a proposal to amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association, to provide that the Class B Ordinary Shares may be converted into Class A Ordinary Shares either at the time of the consummation of an initial business combination or at any earlier date at the option of the holder thereof (the “Class B Conversion Amendment Proposal”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
26,505,282	185,703	810

(4)
The Articles Amendment Vote Proposal: a proposal to amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association, to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Amended and Restated Memorandum and Articles

of Association related to pre-business combination activity prior to the consummation of an initial business combination from 90% of the Company’s members, as being entitled to do so, voting in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, to the minimum threshold required by the Companies Act (As Revised) of the Cayman Islands (being two-thirds of the Company’s members, as being entitled to do so, voting in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders) (the “Articles Amendment Vote Proposal”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
26,466,215	224,770	810

(5)
The Trust Amendment Proposal: a proposal to amend, by way of ordinary resolution, by the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the Company’investment managements Investment Management Trust Agreement dated as of January 19, 2022 to, among other things, change the date by which the Company must consummate an initial business combination from July 23, 2023 to the monthly extended date or July 23, 2024, as the case may be, and amend other provisions of the Investment Management Trust Agreement related thereto (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal, the “Proposals”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
26,260,561	430,424	810

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve each of the five other proposals.

No other items were presented for shareholder approval at the Meeting.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with the Extension Amendment Proposal, the Company’s shareholders elected to redeem 14,230,271 Class A Ordinary Shares, which represents approximately 65% of the shares that were part of the units that were sold in the Company’s initial public offering. Following such redemptions, 7,699,729 Class A Ordinary Shares remain outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to Amended and Restated Memorandum and Articles of Association, effective July 17, 2023.
10.1	Amendment to Investment Management Trust Agreement, dated July 14, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2023	GENERATION ASIA I ACQUISITION LIMITED

	By:	/s/ Roy Kuan
	Name:	Roy Kuan
	Title:	Chief Executive Officer